UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2003

URANIUM RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17171	75-2212772
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 South Edmonds, Suite 108, Lewisville, TX	75067
(Address of principal executive offices)	Zip Code

(972) 219-3330

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Exhibit Index Begins on Sequentially Numbered Page 4

Item 5.	Other Events and Regulation FD Disclosure.

Rudolph J. Mueller resigned as a director on September 24, 2003.

On October 2, 2003, Registrant filed its Form 10-QSBs for the First and Second Quarters of 2003.

On October 2, 2003 the Registrant issued a press release that announced the filing of the First and Second Quarter 10-QSBs and the resignation of Mr. Mueller.

Item 7.	Financial Statements and Exhibits

(c)	Exhibits.

99.1 -	Press Release issued October 2, 2003, by the Registrant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

URANIUM RESOURCES, INC.

Date: October 2, 2003	/s/ PAUL K. WILLMOTT
Paul K. Willmott President, Chief Executive Officer and Chairman of the Board of Directors

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EXHIBIT INDEX

Exhibit No.	Exhibit Description	Page

99.1	Press Release issued October 2, 2003, by the Registrant.	E-1

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